UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

PAR PHARMACEUTICAL COMPANIES, INC

(Exact name of registrant as specified in its charter)

Delaware	1-10827	22-3122182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ		07677
(Address of principal executive offices)		(Zip Code)

(201) 802-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 99.1 is a copy of the registrant’s press release dated August 27, 2012 announcing the expiration of the “go shop” period pursuant to the terms of the previously announced merger agreement dated as of July 14, 2012, between the registrant and affiliates of TPG, the receipt of early termination of the waiting period under the Hart-Scott-Rodino Act as of August 24, 2012 and a special meeting of shareholders on Thursday, September 27, 2012.

Important Notice and Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Par Pharmaceutical Companies, Inc. by an affiliate of TPG. In connection with the proposed transaction, Par has filed a preliminary proxy statement and other related documents with the Securities and Exchange Commission (the “SEC”). Par intends to file the definitive proxy statement with the SEC on or about August 27, 2012. Investors and stockholders of Par are advised to read the definitive proxy statement and these other materials because they contain important information about Par and the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement and other documents filed by Par with the SEC at the SEC web site at www.sec.gov. Copies of the proxy statement and other filings made by Par with the SEC can also be obtained, free of charge, by directing a request to Par Pharmaceutical Companies, Inc., 300 Tice Boulevard, Woodcliff Lake, NJ 07677, Attn: Investor Relations. The proxy statement and such other documents are also available for free on Par’s web site at www.parpharm.com as soon as reasonably practicable after Par electronically files such material with, or furnishes it to, the SEC.

Participants in the Solicitation

Par and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from Par’s stockholders in connection with the proposed acquisition transaction. Information regarding the directors and executive officers of Par is set forth in the proxy statement for Par’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and in Par’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 28, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement relating to the proposed acquisition and other relevant materials filed with the SEC. Investors should read the proxy statement carefully before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC

By:	/s/ Thomas J. Haughey
Name: Thomas J. Haughey Title: President

Date: August 27, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 27, 2012.